UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

REZOLUTE, INC.

(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

1450 Infinite Drive

Louisville, CO 80027

 (Address of principal executive offices)

(303) 222-2128

 (Registrant's telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Bridge Financing

On April 2, 2018. Rezolute, Inc. (the “Company”, “we”, “us” ,“our” or “Rezolute”) completed a second closing on a convertible note financing (the “Debt Financing”). In connection with the closing we issued a secured convertible promissory note (the Note”) along with a warrant (the “Warrant”) to purchase shares of our common stock.  We received gross proceeds from this closing of $4.0 million, excluding transaction costs, fees and expenses. With this closing the initial investments of $700,000 that was invested in the convertible note financing were amended to agree to the terms agreed to with investors in this closing.

Notes

The Note bears interest at a rate of 12% per annum and is payable in a single cash payment on January 31, 2019 (the “Maturity Date”).   In the event we issue equity securities in a transaction or series of related transactions (the “Qualified Financing”) resulting in aggregate gross proceeds to us of at least $15,000,000, the Note and any outstanding accrued interest will convert into the Qualified Financing at a 20% discount. The Notes will be secured by a perfected security interest in the tangible assets of the Company.

Warrants

The Warrant permits the holder to purchase shares of our common stock equal to 100% of (i) the number of shares of the common stock that the Notes will convert into in the event of a Qualified Financing prior to July 1, 2018 or (ii) a number of shares equal to the principal amount of the Notes divided by the weighted average price of the Company’s securities for 20 days prior to July 1, 2018. The exercise price for the warrants will be determined to be 120% of the per share price of the stock issued in a Qualified Financing or 120% of the weighted average price of the Company’s common stock if a Qualified Financing has not occurred by July 1, 2018.  The Exercise Price and the number of Warrant Shares is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

The foregoing descriptions of the form of the Note and the form of Warrant are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1 and 4.1, respectively, and each of which is incorporated herein in its entirety by reference.

Placement Agent Agreement

On January 29, 2018, we entered into a placement agent agreement, dated January 29, 2018 and amended February 26, 2018 with an effective date as of the closing of the Debt Financing (the “Placement Agent Agreement”) with a placement agent (the “Placement Agent”).  The material terms of the Placement Agent Agreement are as follows:

Upon the closing of a financing, if any, as compensation for services provided to the Placement Agent, we agreed that we will pay the Placement Agent: (i) a cash fee equal to 7% of the gross proceeds invested in a financing; and (ii) a warrant to purchase such number of shares of the Company’s common stock equal to 10% of the gross proceeds of a financing.  We also agreed to pay the Placement Agent reasonable expense fees.  The Placement Agent Agreement contains customary representations, warranties and covenants of the parties and indemnification and contribution provisions under which the Company, on the one hand, and the Placement Agent, on the other hand, have agreed to indemnify each other against certain liabilities.

As part of the close, we issued to the Placement Agent a warrant (the “Financing Warrant”) pursuant to Section 4(a)(2) of the Act and Rule 506 promulgated thereunder.  The Financing Warrant is exercisable for a period of ten (10) years from the date of issuance with an exercise price to be determined at the earlier of the Company’s completion of a $15 million qualified financing or July 1, 2018.  The Financing Warrant shall be adjusted both as to the number of shares and price to which they are exercisable, based on any splits, conversions, or reorganizations that affect the Company’s common stock.

Financing Plans

The Debt Financing is critical to support the Company’s ongoing operations while the Company prepares to conduct a Qualified Financing to be completed prior to the end of Q2 2018. Proceeds from a Qualified Financing will be used to advance the Company’s key corporate goals including the following: (i) commencing a Phase 2b study for RZ358 in Europe and the US; (ii) completing the Company’s ongoing Phase 1 study in the US for AB101; and (iii) finalizing preclinical tasks and filing an investigational new drug application (IND) for RZ402.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The sale and issuance of the Notes and the Warrants and the issuance of shares of our common stock upon the exercise or conversion thereof  have been determined to be exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Such shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01. Regulation FD Disclosure.

On April 3, 2018, we issued the press release attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

4.1	Form of Warrant
10.1	Form of Note
99.1	Press Release of Rezolute, Inc. dated April 3, 2018*

* The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: April 3, 2018	By:	/s/ Morgan Fields
Morgan Fields
Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

4.01	Form of Warrant
10.1	Form of Note
99.1	Press Release of Rezolute, Inc. dated April 3, 2018*

* The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.